UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

Rio Vista Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road, Suite 1285
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 467-8235
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 22, 2006, Rio Vista Operating Partnership L.P., a wholly-owned subsidiary of Rio Vista Energy Partners L.P. (“Rio Vista” or the “Company”) completed the sale of certain liquefied petroleum gas assets (the “LPG Assets”) to TransMontaigne Product Services Inc. (“TransMontaigne”) in accordance with the Purchase and Sale Agreement amended and restated as of August 15, 2006 (the “Restated PSA”). The LPG Assets sold to TransMontaigne included: Rio Vista’s Brownsville, Texas terminal facility and refined products tank farm, together with associated improvements, leases, easements, licenses and permits; Rio Vista’s LPG sales agreement with P.M.I. Trading Ltd. (“PMI”); and all LPG inventory. Rio Vista received $7,092,416 in cash following adjustments and payments provided in the Restated PSA, and TransMontaigne assumed Rio Vista’s obligations arising after the closing under the contracts included in the LPG Assets. In addition, pursuant to an LPG Transportation Agreement, TransMontaigne has agreed to exclusively use the services and retained assets of Rio Vista on a fee basis for purposes of transportation of LPG to be delivered into northeastern Mexico and/or LPG sold pursuant to the PMI agreement. Rio Vista retained its owned pipelines running from Brownsville, Texas to Matamoros, Mexico and its terminal facility in Matamoros, as well as Rio Vista’s executive offices and facilities located in Houston (Texas). In connection with the Rio Vista closing, Penn Octane Corporation also completed its sale of all of Penn Octane’s LPG related assets to TransMontaigne. Penn Octane received $9,820,126 in cash following adjustments provided in Penn Octane’s restated PSA, and TransMontaigne assumed Penn Octane’s obligations arising after the closing under the contracts included in the LPG assets sold by Penn Octane to TransMontaigne.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

2.1
Purchase and Sale Agreement dated August 15, 2005 as amended and restated on August 15, 2006 entered into by and between Rio Vista Operating Partnership L.P. and TransMontaigne Product Services Inc. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on August 14, 2006, SEC File No. 000-50394).

10.1
Form of LPG Transportation Agreement by and between Rio Vista Operating Partnership L.P., Penn Octane International, LLC and TransMontaigne Product Services Inc. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on August 14, 2006, SEC File No. 000-50394)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO VISTA ENERGY PARTNERS L.P.

By:	Rio Vista GP LLC, its
General Partner

	By:	/s/ Ian T. Bothwell
	Name:	Ian T. Bothwell
	Title:	Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary, (Principal Financial and Accounting Officer)

Date: August 22, 2006